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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) May 12, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                      333-100675             36-4509743
------------------------------          ------------        -------------------
 (STATE OR OTHER JURISDICTION           (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)        IDENTIFICATION NO.)

60 Wall Street
New York, NY                                                       10019
-------------------------                                     --------------
    (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010




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                                       -2-


Item 5.  OTHER EVENTS.

Description of the Mortgage Pool

                  On or about May 27, 2004, the Registrant will cause the issuance and sale of approximately $909,537,000 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2004, between the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer, and HSBC Bank (USA), as trustee.

                  Computational Materials

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Computational Materials") in written form, which are in the nature of data tables.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.





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                                       -3-

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a) FINANCIAL STATEMENTS.

                           Not applicable.

                  (b) PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

                  (c)      EXHIBITS



                       ITEM 601(a) OF
                       REGULATION S-K
      EXHIBIT NO.       EXHIBIT NO.         DESCRIPTION
      -----------       -----------         -----------
           1                99.1            Computational Materials (as defined
                                            in Item 5) that have been provided
                                            by the Underwriter to certain
                                            prospective purchasers of Deutsche
                                            Mortgage Securities, Inc. Mortgage
                                            Loan Trust, Series 2004-4. The
                                            Computational Materials have been
                                            filed on paper pursuant to a
                                            continuing hardship exemption from
                                            certain electronic requirements.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 12, 2004


                                       DEUTSCHE MORTGAGE SECURITIES, INC.


                                       By: /s/ Ted Hsueh
                                          -----------------------
                                       Name:   Ted Hsueh
                                       Title:  Vice President


                                       By: /s/ Peter Cerwin
                                          ----------------------
                                       Name:   Peter Cerwin
                                       Title:  Vice President



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                                       -5-

                                  EXHIBIT INDEX



                 Item 601(a) of   Sequentially
                 Regulation S-K   Numbered
Exhibit Number   Exhibit No.      Description                              Page
--------------   -----------      -----------                              ----
1                99.1             Computational Materials (as defined       6
                                  in Item 5) that have been provided
                                  by the Underwriter to certain
                                  prospective purchasers of Deutsche
                                  Mortgage Securities, Inc. Mortgage
                                  Loan Trust, Series 2004-4. The
                                  Computational Materials have been
                                  filed on paper pursuant to a
                                  continuing hardship exemption from
                                  certain electronic requirements.



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                                    EXHIBIT 1